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                                                                EXHIBIT 99.1(b)2
                                                                            GAAP

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME
NATIONAL DATA CORPORATION AND SUBSIDIARIES

(In thousands, except per share data)
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                                                                                  Three Months Ended August 31,
                                                                                ----------------------------------

                                                                                   2001                     2000
                                                                                ---------                ---------


Revenues:
     Information management                                                       $34,513                 $31,298
     Network services and systems                                                  53,843                  48,947
     Divested businesses                                                                -                   5,629
                                                                                  -------                 -------
                                                                                   88,356                  85,874
                                                                                  -------                 -------


Operating expenses:
     Cost of service                                                               41,835                  43,340
     Sales, general and administrative                                             20,986                  20,134
     Depreciation and amortization                                                  6,581                   8,213
                                                                                  -------                 -------
                                                                                   69,402                  71,687
                                                                                  -------                 -------


Operating income                                                                   18,954                  14,187
                                                                                  -------                 -------


Other income (expense):
     Interest and other income                                                        351                      17
     Interest and other expense                                                    (2,320)                 (1,959)
     Minority interest in loss                                                        326                       -
                                                                                  -------                 -------
                                                                                   (1,643)                 (1,942)
                                                                                  -------                 -------


Income before income taxes and discontinued operations                             17,311                  12,245
Provision for income taxes                                                          6,232                   4,714
                                                                                  -------                 -------
Income before discontinued operations                                              11,079                   7,531
Discontinued operations, net of income taxes                                            -                   8,649
                                                                                  -------                 -------
     Net income                                                                   $11,079                 $16,180
                                                                                  =======                 =======


Basic earnings per share:
     Income before discontinued operations                                        $  0.33                 $  0.23
                                                                                  -------                 -------
     Discontinued operations                                                      $     -                 $  0.26
                                                                                  -------                 -------
     Basic earnings per share                                                     $  0.33                 $  0.49
                                                                                  -------                 -------
             Shares                                                                33,937                  32,778

Diluted earnings per share:
     Income before discontinued operations                                        $  0.31                 $  0.23
                                                                                  -------                 -------
     Discontinued operations                                                      $     -                 $  0.26
                                                                                  -------                 -------
     Diluted earnings per share                                                   $  0.31                 $  0.48
                                                                                  -------                 -------
             Shares                                                                39,670                  36,193
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